SUMMARY PROSPECTUS	March 31, 2017

Horizon Defined Risk Fund
Advisor Class: HADRX
Institutional Class: HIDRX
Investor Class: HNDRX
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Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2017 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.horizonmutualfunds.com.  You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon Defined Risk Fund (the “Defined Risk Fund”) is capital appreciation and capital preservation.

Fees and Expenses of the Defined Risk Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Defined Risk Fund.

Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%
Other Expenses (1)	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.46%	1.21%	1.46%
Fee Waiver and/or Expense Reimbursements(3)	-0.22%	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(3)	1.24%	0.99%	1.24%
(1)	“Other Expenses” are estimated for the current fiscal year.
(2)
This number represents the combined total fees and operating expenses of the underlying funds owned by the Defined Risk Fund and is not a direct expense incurred by the Defined Risk Fund or deducted from Fund assets.

(3)
The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Defined Risk Fund, at least until December 31, 2019, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), payments, if any, under a Rule 12b-1 Distribution Plan, taxes and extraordinary expenses (such as litigation)) do not exceed 0.94% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after the such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.  Only the Horizon Funds’ Board of Trustees may elect to terminate the advisory fee waiver agreement prior to its expiration.

Example:  This Example is intended to help you compare the cost of investing in the Defined Risk Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defined Risk Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defined Risk Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Advisor Class	$126	$417
Institutional Class	$101	$339
Investor Class	$126	$417

Portfolio Turnover.  The Defined Risk Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defined Risk Fund’s performance. No portfolio turnover rate is provided for the Defined Risk Fund because the Defined Risk Fund had not commenced operations prior to the fiscal year ended November 30, 2016.

Principal Investment Strategies of the Defined Risk Fund
The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Defined Risk Fund’s investment objective by investing in a broadly diversified portfolio of equity securities (the “Equity Portfolio”), while seeking to generate income, hedge volatility and reduce the downside risk of the Equity Portfolio by buying and selling put and call options (the “Options Portfolio”).  Horizon expects that the combination of the returns from the Equity Portfolio and the cash flow, reduced volatility and downside protection from Options Portfolio will provide the Defined Risk Fund with the potential to capture all or a majority of the returns associated with the general equity markets with reduced risk and volatility.

Equity Portfolio

Securities in the Equity Portfolio may include common and preferred stock, exchange-traded securities (“ETFs”), convertible debt securities, American Depositary Receipts (“ADRs”), and securities issued by real estate investment trusts (“REITs”).

Horizon selects equity securities for the Defined Risk Fund’s Equity Portfolio by assessing each security’s projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.

The Equity Portfolio typically focuses on investing in individual stocks.  However, the Equity Portfolio may also invest in ETFs or baskets of securities, preferred stock, convertible debt securities, ADRs and REITs when Horizon believes such investments may offer higher return and/or lower risk than individual securities or when Horizon believes such investments will provide strategic exposure to a desired sector or market segment.  Potential ETFs are reviewed for sufficient trading liquidity and fit within the overall diversification needs of the Equity Portfolio prior to investment.  Horizon selects securities for the Equity Portfolio without restriction as to an issuer’s country or capitalization.

The Defined Risk Fund will typically sell equity securities to achieve a desired diversification, to secure gains or limit potential losses or when Horizon otherwise believes it is in the best interest of the Defined Risk Fund. Horizon expects to engage in frequent buying and selling of securities to achieve the Defined Risk Fund’s investment objective.

Options Portfolio

The Options Portfolio will generally consist of options “collars”, which are options combinations comprised of a written call option or call spread and a purchased put option or put spread on the same underlying security.  To implement an options collar, the Defined Risk Fund will write a call option or call spread on the underlying security with a strike price above the price of the underlying security and purchase a corresponding put option or put spread on the same underlying security with a strike price below the price of that security.  A call or put “spread” is an option combination whereby the Defined Risk Fund buys an option for investment purposes and writes another option on the same underlying security with the same expiration date, but a different strike price (e.g., a higher strike price in the case of a call and a lower strike price in the case of a put), as a way to offset some of the cost of purchasing the first option.
When the Defined Risk Fund writes (sells) a call or put option, it receives a premium from the purchaser, which is used to offset the price of purchasing other options.  In addition to the cash flow generated by the selling options, the Defined Risk Fund will write call options to seek to reduce the volatility of the Equity Portfolio, especially in down or sideways markets.  Writing call options will, however, reduce the Defined Risk Fund’s ability to profit from increases in the value of the Equity Portfolio because the Defined Risk Fund will begin to accrue liabilities to the purchaser of the call option once the price of the underlying security rises above the option’s strike price. The Defined Risk Fund will buy corresponding put options in an attempt to protect the Defined Risk Fund from significant market declines in the Equity Portfolio that may occur over short periods of time.  The Defined Risk Fund will primarily use exchange-traded options on indexes, ETFs and other individual equity securities, but may also use over-the-counter options when Horizon deems it advisable to do so.

The Defined Risk Fund will typically increase its use of options collars when the Adviser’s research indicates that markets are likely to experience volatility, and there is no maximum or minimum amount of assets that the Defined Fund may use to invest in options collars.

Horizon uses quantitative techniques to screen the available option universe for options collars that Horizon believes offer the best risk/return characteristics for the Equity Portfolio, taking into account, among other things, the following characteristics:

•	liquidity of underlying instruments,
•	basis risk/tracking error between portfolio & options positions,
•	volatility forecasts,
•	option relative valuation, and
•	time to maturity & strike prices.

The Defined Risk Fund typically expects to allow the options in the Options Portfolio to expire, but may seek to close out options positions ahead of expiration when Horizon believes it is advantageous to do so.

Principal Risks of the Defined Risk Fund
Many factors affect the Defined Risk Fund’s performance. The Defined Risk Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Defined Risk Fund invests.  The Defined Risk Fund is not federally insured or guaranteed by any government agency.  You may lose money by investing in the Defined Risk Fund.

Equity Securities Risk.  Equity securities have greater price volatility than fixed income securities.  The market price of equity securities owned by the Defined Risk Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

ETF Risk.  You will indirectly pay fees and expenses charged by the ETFs in addition to the Defined Risk Fund’s direct fees and expenses.  As a result, the cost of investing in the Defined Risk Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Defined Risk Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility. If the Defined Risk Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Defined Risk Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk.  Foreign currency-linked investment risk includes market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the Defined Risk Fund’s underlying investments are long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Large Capitalization Company Risk.    Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk.  The ability of the Defined Risk Fund to meet its investment objective is directly related to the allocation of the Defined Risk Fund’s assets.  Horizon may allocate the Defined Risk Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Defined Risk Fund’s value may be adversely affected.

Market Risk.  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Defined Risk Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Defined Risk Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Defined Risk Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

New Fund Risk.   The Defined Risk Fund is new with no operating history and there can be no assurance that the Defined Risk Fund will grow to or maintain an economically viable size.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses.  If the Defined Risk Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments.  When the Defined Risk Fund utilizes options collars, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Defined Risk Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.  To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors.

Smaller and Medium Capitalization Company Risk.  Investments in small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Turnover Risk.  As a result of its trading strategies, the Defined Risk Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses. High rates of portfolio turnover may lower the performance of the Defined Risk Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Defined Risk Fund realizes capital gains when securities are sold, the Defined Risk Fund must generally distribute those gains to shareholders, increasing the Defined Risk Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Performance
Performance information for the Defined Risk Fund is not included because the Defined Risk Fund had not commenced operations prior to the date of this Prospectus.  Performance information will be available in the Prospectus once the Defined Risk Fund has at least one calendar year of performance.  Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager.  Scott Ladner, Managing Director, Head of Quantitative and Alternative Strategies of Horizon, is responsible for the day-to-day management of the Defined Risk Fund as the Portfolio Manager.  Mr. Ladner has been the Portfolio Manager of the Defined Risk Fund since its inception in 2016.

Purchase and Sale of Fund Shares.  You may purchase and redeem shares of the Defined Risk Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932.  You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250.  The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. Shares of the Defined Risk Fund are not currently available for sale.

Tax Information.  The Defined Risk Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defined Risk Fund through a broker-dealer or other financial intermediary (such as a bank), the Defined Risk Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defined Risk Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.